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                                                                      Exhibit 23

CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated April 22, 2002 with respect to the financial statements of Damianex S.A. at December 31, 2000 and 2001, and for the years then ended, which are included in this form 8-K filed by CEDC

                                                  ERNST & YOUNG AUDIT Sp. z o.o.

Warsaw, Poland
May 7, 2002